UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 18, 2019 (November 15, 2019)

OCEANFIRST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

110 WEST FRONT STREET, RED BANK, NEW JERSEY 07701
(Address of principal executive offices, including zip code)

(732)240-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OCFC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01	OTHER EVENTS.

Two River Transaction

On November 15, 2019, the Board of Governors of the Federal Reserve System (the “FRB”) approved the pending merger (the “Two River Transaction”) of OceanFirst Financial Corp. (“OceanFirst”) and Two River Bancorp (“Two River”), pursuant to that certain Agreement and Plan of Merger, dated as of August 9, 2019, by and among OceanFirst, Hammerhead Merger Sub Corp. and Two River. On the same day, OceanFirst Bank, National Association (“OceanFirst Bank”), the banking subsidiary of OceanFirst, received approval from the Office of the Comptroller of the Currency (the “OCC”) to merge with Two River Community Bank (“Two River Bank”), the banking subsidiary of Two River, in connection with the Two River Transaction. The Two River Transaction remains subject to the satisfaction of other customary closing conditions, including receipt of the requisite approval of the Two River shareholders.

CYHC Transaction

On November 15, 2019, the FRB approved the pending merger (the “CYHC Transaction”) of OceanFirst and Country Bank Holding Company, Inc. (“CYHC”), pursuant to that certain Agreement and Plan of Merger, dated as of August 9, 2019, by and among OceanFirst, Midtown Merger Sub Corp. and CYHC. On the same day, OceanFirst Bank received approval from the OCC to merge with Country Bank, the banking subsidiary of CYHC, in connection with the CYHC Transaction. The CYHC Transaction remains subject to the satisfaction of other customary closing conditions, including receipt of the approval of the New York State Department of Financial Services and the requisite approval of the CYHC shareholders.

Cautionary Notes on Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements may include: management plans relating to either the Two River Transaction or the CYHC Transaction; the expected timing of the completion of either the Two River Transaction or CYHC Transaction or both such transactions; the ability to complete either the Two River Transaction or CYHC Transaction or both such transactions; the ability to obtain the outstanding regulatory approval with respect to the CYHC Transaction; the ability to obtain any required stockholder or other approvals; any statements of the plans and objectives of management for future operations, products or services, including the execution of integration plans relating to either the Two River Transaction or CYHC Transaction or both such transactions; any statements of expectation or belief; projections related to certain financial metrics; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,”

“intend,” “seek”, “plan”, “will”, “would”, “target,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions or negatives of these words. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. Forward-looking statements speak only as of the date they are made. Neither OceanFirst nor Two River nor CYHC assumes any duty and does not undertake to update any forward-looking statements. Because forward-looking statements are by their nature, to different degrees, uncertain and subject to assumptions, actual results or future events could differ, possibly materially, from those that OceanFirst, Two River or CYHC anticipated in its forward-looking statements, and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in OceanFirst’s Annual Report on Form 10-K, Item 1A “Risk Factors” in Two River’s Annual Report on Form 10-K and those disclosed in OceanFirst’s and Two River’s other periodic reports filed with the SEC, as well as the possibility that expected benefits of either the Two River Transaction or CYHC Transaction or both such transactions and the recently completed acquisition of Capital Bank of New Jersey by OceanFirst (the “Recent Acquisition”) may not materialize in the timeframe expected or at all, or may be more costly to achieve; that either the Two River Transaction or CYHC Transaction or both such transactions may not be timely completed, if at all; that prior to the completion of either of Two River Transaction or CYHC Transaction or both such transactions or thereafter, OceanFirst’s, Two River’s and CYHC’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies related to either the Two River Transaction or CYHC Transaction or both such transactions or the Recent Acquisition; that the outstanding regulatory approval with respect to the CYHC Transaction is not obtained in a timely manner or at all; that, with respect to either the Two River Transaction or the CYHC Transaction or both such transactions, required stockholder or other approvals are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ stockholders, customers, employees and other constituents to the Two River Transaction or CYHC Transaction or both such transactions, and diversion of management time as a result of matters related to either the Two River Transaction or CYHC Transaction or both such transactions. The list of factors presented here, and the list of factors that are presented in the registration statements on Form S-4 for each of the Two River Transaction and CYHC Transaction, is not, and should not be considered, a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. For any forward-looking statements made in this report or in any documents, OceanFirst, Two River and CYHC claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Additional Information about the Proposed Transactions

This report is being made in respect of the proposed transactions involving OceanFirst acquiring Two River and CYHC.

Two River Transaction

In connection with the proposed transaction with Two River, OceanFirst has filed a definitive Registration Statement (No. 333-233872) on Form S-4 containing a prospectus of OceanFirst and proxy statement of Two River, and other documents regarding the Two River transaction with the SEC. Before making any voting or investment decision, the investors and shareholders of Two River are urged to carefully read the entire prospectus of OceanFirst and proxy statement of Two River and any other relevant documents filed by OceanFirst or Two River with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about OceanFirst and Two River and the proposed transaction. Copies of the prospectus of OceanFirst and proxy statement of Two River have been mailed to the shareholders of Two River. Two River investors and shareholders are also urged to carefully review and consider each of OceanFirst’s and Two River’s public filings with the SEC, including but not limited to their respective Annual Reports on Form 10-K, proxy statements, Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Copies of the prospectus of OceanFirst and the proxy statement of Two River also may be obtained free of charge at the SEC’s web site at http://www.sec.gov. You may also obtain these documents, free of charge, from OceanFirst by accessing OceanFirst’s website at https://oceanfirst.com/ under the tab “Investor Relations” and then under the heading “SEC Filings” or from Two River by accessing Two River’s website at https://www.tworiver.bank/ under the tab “Investor Relations” and then under the heading “SEC Filings”.

CYHC Transaction

In connection with the proposed transaction with CYHC, OceanFirst has filed a definitive Registration Statement (No. 333-233909) on Form S-4 containing a prospectus of OceanFirst and proxy statement of CYHC and other documents regarding the CYHC Transaction with the SEC. Before making any voting or investment decision, the investors and shareholders of CYHC are urged to carefully read the entire prospectus of OceanFirst and proxy statement of CYHC and any other relevant documents filed by OceanFirst with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about OceanFirst and CYHC and the proposed transaction. Copies of the prospectus of OceanFirst and proxy statement of CYHC have been mailed to the shareholders of CYHC. CYHC investors and shareholders are also urged to carefully review and consider OceanFirst’s public filings with the SEC, including but not limited to its Annual Report on Form 10-K, proxy statement, Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Copies of the prospectus of OceanFirst and proxy statement of CYHC also may be obtained free of charge at the SEC’s web site at http://www.sec.gov. You may also obtain these documents, free of charge, from OceanFirst by accessing OceanFirst’s website at www.oceanfirstonline.com under the tab “Investor Relations” and then under the heading “SEC Filings.”

For more information, please contact:

OceanFirst Financial Corp., 110 West Front Street Red Bank, New Jersey 07701, Attn: Jill Hewitt

Two River Bancorp., 766 Shrewsbury Avenue, Tinton Falls, New Jersey, 07724, Attn: Richard Abrahamian

Country Bank Holding Company, Inc., 655 Third Avenue, New York, New York 10017, Attn: Joseph M. Murphy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

/s/ Steven J. Tsimbinos
Name:	Steven J. Tsimbinos
Title:	Executive Vice President, General Counsel & Corporate Secretary

Dated: November 18, 2019